UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2009

SunTrust Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree St., N.E., Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 588-7711

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

SunTrust Banks, Inc. (the “Company”) has entered into the following documentation amending the terms and conditions of the governing documents of the Delaware trust subsidiaries of the Company set forth below (collectively, the “Amendments”).

Name of Trust	Amended Document	Effective Date
SunTrust Preferred Capital I	Amendment No. 1 to Amended and Restated Declaration of Trust of SunTrust Preferred Capital I, among the Company, as Sponsor, and the Administrative Trustees named therein	June 25, 2009

	Amended and Restated Stock Purchase Contract Agreement between the Company and SunTrust Preferred Capital I, acting through U.S. Bank National Association, as Property Trustee	June 26, 2009

	Amended and Restated Collateral Agreement among the Company, The Bank of New York Mellon Trust Company, N.A., as Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar, and SunTrust Preferred Capital I, acting through U.S. Bank National Association, as Property Trustee	June 26, 2009

SunTrust Capital I	Amendment No. 1 to Amended and Restated Declaration of Trust of SunTrust Capital I, among the Company, as Sponsor, and the Regular Trustees named therein	June 25, 2009

SunTrust Capital III	Amendment No. 1 to Amended and Restated Declaration of Trust of SunTrust Capital III, among the Company, as Sponsor, and the Regular Trustees therein	June 25, 2009

SunTrust Capital VIII	Amended and Restated Declaration of Trust of SunTrust Capital VIII, among the Company, as Sponsor, U.S. Bank National Association, as Property Trustee, U.S. Bank Trust National Association, as Delaware Trustee, and the Administrative Trustees named therein	June 29, 2009

The Amendments are intended to facilitate the retirement of certain hybrid and trust preferred securities accepted by the Company in connection with its offer to purchase (as amended from time to time, the “Tender Offer”) up to $750,000,000 aggregate liquidation preference or amount of the following securities: (i) Depositary Shares, liquidation preference $25 per share, each representing a 1/4,000th interest in a share of Perpetual Preferred Stock, Series A, of the Company; (ii) SunTrust Preferred Capital I 5.853% Fixed-to-Floating Rate Normal PPS, liquidation amount $1,000 per security; (iii) SunTrust Capital VIII 6.100% Trust Preferred Securities, liquidation amount $1,000 per security; (iv) SunTrust Capital I Floating Rate Preferred Securities, Series A, liquidation amount $1,000 per security; and (v) SunTrust Capital III Floating Rate Preferred Securities, Series A, liquidation amount $1,000 per security. The Amendments are filed as Exhibits 99.1 through 99.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing description of the Amendments is qualified in its entirety by reference to Exhibits 99.1 through 99.6.

The Tender Offer expired at 11:59 p.m. on June 26, 2009 and SunTrust announced the final results of the Tender Offer by press release on June 29, 2009.

The Tender Offer was made pursuant to the terms and conditions of an Offer to Purchase, dated June 1, 2009, included as Exhibit (a)(1)(A) to the Company’s Schedule TO filed the Securities and Exchange Commission (the “SEC”) on June 1, 2009, as supplemented by the Supplement to Offer to Purchase, dated June 15, 2009, included as Exhibit (a)(1)(D) to the Company’s Amendment to Schedule TO filed with the SEC on June 15, 2009, and an amended related letter of transmittal included as

Exhibit (a)(i)(E) to the Company’s Schedule TO filed with the SEC on June 15, 2009.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Amendment No. 1 to Amended and Restated Declaration of Trust of SunTrust Preferred Capital I, dated as of June 25, 2009, among SunTrust Banks, Inc., as Sponsor and Holder of all of the Common Securities, and the Administrative Trustees named therein.

99.2	Amended and Restated Stock Purchase Contract Agreement, dated as of June 26, 2009, between the Company and SunTrust Preferred Capital I, acting through U.S. Bank National Association, as Property Trustee.

99.3	Amended and Restated Collateral Agreement, dated as of June 26, 2009, among the Company, The Bank of New York Mellon Trust Company, N.A., as Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar, and SunTrust Preferred Capital I, acting through U.S. Bank National Association, as Property Trustee.

99.4	Amendment No. 1 to Amended and Restated Declaration of Trust of SunTrust Capital I, dated as of June 25, 2009, among SunTrust Banks, Inc., as Sponsor, and the Regular Trustees named therein.

99.5	Amendment No. 1 to Amended and Restated Declaration of Trust of SunTrust Capital III, dated as of June 25, 2009, among SunTrust Banks, Inc., as Sponsor, and the Regular Trustees named therein.

99.6	Amended and Restated Declaration of Trust of SunTrust Capital VIII, a Delaware statutory trust, dated as of June 29, 2009, among the Sponsor, U.S. Bank National Association, as Property Trustee, U.S. Bank Trust National Association, as Delaware Trustee, and the Administrative Trustees named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNTRUST BANKS, INC.

Date: June 30, 2009	By:	/s/ David A. Wisniewski
David A. Wisniewski
Group Vice President and Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Amendment No. 1 to Amended and Restated Declaration of Trust of SunTrust Preferred Capital I, dated as of June 25, 2009, among SunTrust Banks, Inc., as Sponsor and Holder of all of the Common Securities, and the Administrative Trustees named therein.

99.2	Amended and Restated Stock Purchase Contract Agreement, dated as of June 26, 2009, between the Company and SunTrust Preferred Capital I, acting through U.S. Bank National Association, as Property Trustee.

99.3	Amended and Restated Collateral Agreement, dated as of June 26, 2009, among the Company, The Bank of New York Mellon Trust Company, N.A., as Collateral Agent, Custodial Agent, Securities Intermediary and Securities Registrar, and SunTrust Preferred Capital I, acting through U.S. Bank National Association, as Property Trustee.

99.4	Amendment No. 1 to Amended and Restated Declaration of Trust of SunTrust Capital I, dated as of June 25, 2009, among SunTrust Banks, Inc., as Sponsor, and the Regular Trustees named therein.

99.5	Amendment No. 1 to Amended and Restated Declaration of Trust of SunTrust Capital III, dated as of June 25, 2009, among SunTrust Banks, Inc., as Sponsor, and the Regular Trustees named therein.

99.6	Amended and Restated Declaration of Trust of SunTrust Capital VIII, a Delaware statutory trust, dated as of June 29, 2009, among the Sponsor, U.S. Bank National Association, as Property Trustee, U.S. Bank Trust National Association, as Delaware Trustee, and the Administrative Trustees named therein.